DIRECT OBLIGATION NOTE


         FOR VALUE RECEIVED, the undersigned, ADVANCED AERODYNAMICS AND STRUCTURES, INC. (the "Company), hereby promises to pay to THE SUMITOMO BANK, LIMITED ("Sumitomo"), a banking corporation organized under the laws of Japan, acting through its Los Angeles Branch, on or before August 5, 2002, the lesser of (i) the principal sum of Eight Million Six Hundred Twenty-Five Thousand Seven Hundred Fifty-Four Dollars ($8,625,754), together with all other amounts due and owing under the Reimbursement Agreement dated as of August 1, 1997 (as amended from time to time, the "Reimbursement Agreement") between the company and Sumitomo, or (ii) the aggregate outstanding amount of all loans made to the Company by Sumitomo pursuant to the Reimbursement Agreement, together with all other amounts due and owing under the Reimbursement Agreement, in immediately available funds at the principal corporate office of Sumitomo's Los Angeles Branch in Los Angeles, California (or such other office of Sumitomo located in the United States of America as Sumitomo may designate to the Company in writing from time to time), on the dates and at the times specified in the Reimbursement Agreement and to pay interest on the outstanding balance of such amounts at the times specified in the Reimbursement Agreement at a rate per annum (except as otherwise specified in the Reimbursement Agreement) equal to (x) LIBOR less 0.15% per annum and (y) with respect to any amount not paid when due, a rate per annum equal to the sum of the corporate base rate publicly announced by Morgan Guaranty Trust Company of New York in New York, New York for its successor), from time to time as its prevailing corporate base rated, which rate shall change when and as said corporate base rate changes, plus two percent (2.0%). Sumitomo is authorized to record all loans and all payments made on account of the principal due on the loans on the Loan Schedule attached hereto. Such Loan Schedule, and any continuations thereof, are hereby incorporated by reference herein and made a party hereof, and Sumitomo's endorsements thereon shall be conclusive absent manifest error. The failure to make any such notation shall not, however, affect the Company's obligations under this Note. As used herein, "LIBOR" means with respect to any Reset Date (as hereinafter defined) the arithmetic mean of the rates at which deposits in U.S. Dollars are offered by four major banks in the London interbank market selected by the Bank, at approximately 11:00 a.m., London time, on the day that is two Business Days preceding the Reset Date to prime banks in the London interbank market for a period of one (1) week commencing on the Reset Date. "Reset Date" means Wednesday of each week (or, if such Wednesday is not a Business Day, the next Business Day).


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         This obligation is issued under, and is subject to all of the terms of, the Reimbursement Agreement. Terms defined in the Reimbursement Agreement and not otherwise defined herein shall have the same meanings herein as therein.

         Notwithstanding the due date of this Note each and every amount payable shall be accelerated to the extent that: (x) funds are available from the Trustee from sources available under the Indenture, (y) funds are available from the Remarketing Agent from the remarketing proceeds of the Bonds, or (z) funds are available from any Alternate Letter of Credit (as defined in the Indenture).

         The Company hereby waives presentment for payment, demand, protest, notice of protest, notice of dishonor and all defenses on the ground of extension of time of payment for the payment hereof which may be given (other than in writing) by Sumitomo to the Company.

         This Note shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: __________________

                                           ADVANCED AERODYNAMICS AND
                                           STRUCTURES, INC.


                                            By:________________________________
                                               President

ATTEST:

By:________________________
         Secretary

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                                  LOAN SCHEDULE



                 Principal      Principal                        Notation
   Date           Amount          Paid           Balance          Made By
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